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                                  EXHIBIT 99(a)

FOR IMMEDIATE RELEASE


      OXFORD HEALTH PLANS' CEO, NORMAN C. PAYSON, M.D. ANNOUNCES PLANS FOR
                                   RETIREMENT
    -- PAYSON'S MISSION OF TURNAROUND COMPLETED/GROWTH COURSE ESTABLISHED -- -- CHARLES BERG TO BE NEW CEO; KENT THIRY TO BE NEW CHAIRMAN OF THE BOARD --

TRUMBULL, CONN., September 19, 2002 -- Oxford Health Plans, Inc. (NYSE: OHP) announced today that its Chairman and Chief Executive Officer Norman C. Payson, M.D., intends to retire by December 31, 2002. Oxford's Board of Directors appointed Charles G. Berg, current President and COO, as the CEO elect and appointed him to the Board, and Kent J. Thiry, current Oxford Board member and Chairman and CEO of DaVita, Inc., as the Chairman of the Board elect. Dr. Payson will continue as Chairman and CEO until his retirement.

      Dr. Payson became CEO and a Director of Oxford Health Plans in May 1998 and assumed the role of Chairman of the Board in May 1999. Prior to his tenure at Oxford, Dr. Payson co-founded and was President and CEO of Healthsource from 1985 through its sale to CIGNA Corporation in 1997.

      Mr. Berg became the President and Chief Operating Officer of Oxford Health Plans in March 2001. He previously served as Oxford's Executive Vice President of Medical Delivery and Technology since January 2001 and as Executive Vice President of Medical Delivery since April 1998. Prior to his tenure at Oxford, Mr. Berg was founder and CEO of Health Partners, Inc., a physician network management company.

      Mr. Thiry has been a Director of Oxford Health Plans since August 1998. Mr. Thiry has been Chairman and Chief Executive Officer of DaVita, Inc. [NYSE: DVA], a publicly traded company that operates a chain of
dialysis centers, since October 1999.   He previously served as CEO of
Vivra, a NYSE company, from 1991 through its sale to Gambro in 1997. Mr. Thiry is also a former partner at Bain & Company.

      In announcing his decision, Dr. Payson said, "Upon my arrival at Oxford in 1998, my goal was to effect the turnaround for a Company then in crisis, build a new management team and establish a platform for future growth. I now believe I have completed my assignment and the timing is right to transition leadership to Chuck. I have worked extensively with Chuck and have confidence in his knowledge, thoughtfulness and belief in our mission. He is the ideal person to lead Oxford. We anticipate a very smooth transition. Beyond this year, I look forward to taking a more active role in healthcare philanthropic activities and will remain available to assist the Company."

      Speaking on behalf of Oxford's Board of Directors, Mr. Thiry said, "The Board wishes first to express its gratitude to Norm. Norm completed a remarkable turnaround and has created significant value for Oxford's shareholders. He has also laid the foundation for the Company's continued success. Norm has built an outstanding management team led by Chuck and has enhanced Oxford's


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position as a leading healthcare provider in the region. We have recognized for some time that Chuck has excellent leadership skills and promoted him to President and COO in March of 2001. We have every confidence in Chuck's ability to lead Oxford in the future."

      Mr. Berg added, "I want to thank the Board for giving me the opportunity to serve as CEO of Oxford. I have had the great pleasure to work with Norm during the past four years and I look forward to working with Kent, the Board and the Oxford team to lead Oxford. I remain committed to delivering on the affordability mission that is at the core of all of the current strategies of our company. I speak for myself and all of our employees at Oxford in wishing Norm and his family great things for the future."

      The company will hold a conference call today, September 19, 2002, at 9 a.m. (Eastern Time) to discuss the senior management transition. The conference call can be accessed by dialing 1-888-677-8170 (using the passcode "Oxford") at least 10 minutes before the start of the call. Individuals who dial in will be asked to identify themselves and their affiliations. Investors, analysts and the public are also invited to listen to the conference call over the Internet by visiting our website at www.oxfordhealth.com. To listen to this call live on the Internet, visit the investor page of Oxford's Web site at least 20 minutes early (to download and install any necessary audio software). A replay of the call will be available from September 19 through September 26, by dialing 402-998-1719 and using the passcode 0919.

      Anyone listening to Oxford's conference call will be presumed to have read Oxford's Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2002 and June 30, 2002, including the discussion under the caption "Business - Cautionary Statement Regarding Forward-Looking Statements".

                Founded in 1984, Oxford Health Plans, Inc. provides health plans to employers and individuals in New York, New Jersey and Connecticut, through its direct sales force, independent insurance agents and brokers. Oxford's services include traditional health maintenance organizations, point-of-service plans, third party administration of employer-funded benefits plans and Medicare plans.
                                     ###

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

      Certain statements in this press release, including statements concerning the Company's management succession, future prospects, and other statements contained herein regarding matters that are not historical facts, are forward-looking statements as defined in the Securities Exchange Act of 1934; and because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to:

- Changes in Federal or State regulation relating to health care and health benefit plans, including proposed patient protection legislation and mandated benefits.

-  The state of the economy.

- The impact of the September 11, 2001 terrorist attacks, subsequent cases of anthrax infection or exposure, and any future acts of terrorism or war.

- Rising medical costs or higher utilization of medical services, including higher out-of-network utilization under point-of-service plans and new drugs and technologies.


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-  Competitive pressure on the pricing of the Company's products, including acceptance of premium rate increases by the Company's commercial groups.

- Higher than expected administrative costs in operating the Company's business and the cost and impact on service of changing technologies.

- The ability of the Company to maintain risk transfer, risk sharing, incentive and other provider arrangements and the resolution of existing and future disputes over the reconciliations and performance under such arrangements.

- Any changes in the Company's estimates of its medical costs and expected cost trends.

- The impact of future developments in various litigation (including pending class and derivative actions filed against the Company and certain of its officers and directors, and other proceedings commenced against the Company and several employees by certain healthcare providers), class actions in Connecticut, New Jersey and New York and related litigation by the Connecticut Attorney General, regulatory proceedings and other governmental action (including the ongoing examination, investigation and review of the Company by various Federal and State authorities).

-  The Company's ability to renew existing members and attract new members.

- The Company's ability to develop processes and systems to support its operations and any future growth and administer new health care benefit designs.

- Those factors included in the discussion under the caption "Business - Cautionary Statement Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the period ended June 30, 2002.


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